SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                   -------------------------

                           FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported)   August 27, 2009

                         BIOSYNERGY, INC.
      (Exact name of Registrant as specified in its charter)


Illinois                        0-12459            36-2880990
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(State or other jurisdiction  (Commission       (IRS Employer
 Of incorporation)             File Number)      Identification)

          1940 E. Devon, Elk Grove Village, Illinois 60007
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             (Address of principal executive offices)

Registrant's telephone number,
including area code:                        (847) 956-0471

                               N/A
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 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01 Change in Registrant's Certifying Accountant.
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(a) On August 27, 2009, the Audit Committee of the Board of
Directors of Biosynergy, Inc. (the "Company") approved the dismissal of Blackman Kallick, LLP ("Blackman Kallick") as the Company's independent registered public accounting firm.
The audit report of Blackman Kallick on the Company's consolidated financial statements as of and for the years ended April 30, 2009 and April 30, 2008 did not contain an adverse opinion or a disclaimer of opinion or were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended April 30, 2009 and the subsequent interim period through August 27, 2009, during which Blackman Kallick was the Company's certifying accountants, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Blackman Kallick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Blackman Kallick, would have caused Blackman Kallick to make reference to the subject matter of such disagreements in connection with its report on the Company's financial statements.

During the two fiscal years ended April 30, 2009 and the subsequent interim period through August 27, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Blackman Kallick with a copy of this report, and has requested that Blackman Kallick furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of Blackman Kallick's letter dated August 27, 2009 is attached as Exhibit 16.1 to this report.

(b) On August 27, 2009, the Audit Committee of the Board of Directors of the Company approved the engagement of Frank L. Sassetti & Co. ("Sassetti & Co.") as the Company's independent registered public accounting firm. During the years ended April 30, 2008 and April 30, 2009 and through August 27, 2009, neither the Company nor anyone on its behalf consulted with Sassetti & Co. with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Sassetti & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).


Item 9.01. Financial Statements and Exhibits
---------------------------------------------

(2)	Plan of acquisition, reorganization, arrangement,
     liquidation or succession

(3)	(i)	Articles of Incorporation<F1>
	(ii)	Bylaws
		(a)  Amended and Restated Bylaws, effective June 30,
               2009<F2>

(16.1)	Letter from Blackman Kallick, LLP to the Securities and
          Exchange Commission dated August 27, 2009

(23)	Consents of experts and counsel

(24)	Power of Attorney

(99)	Additional Exhibits

(101)	Interactive Data File





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

   <F1> Incorporated by reference to a Registration Statement filed on Form S-18 with the Securities and Exchange Commission, 1933 Act Registration Number 2-83015C, under the Securities Act of 1933, as amended, and Incorporated by reference, with regard to Amended By-Laws, to the Company's Annual Report on Form 10K for fiscal year ending April 30, 1986 filed with the Securities and Exchange Commission.

   <F2> Incorporated by reference to a Current Statement filed on
        Form 8-K with the Securities and Exchange Commission, dated as of July 2, 2009


                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



BIOSYNERGY, INC.


Date:     August 27, 2009	   By:   /s/ Fred K. Suzuki /s/
                                    --------------------------
                                     Fred K. Suzuki, President